Class A Shares – RAALX

Class C Shares – RACLX

Class I Shares – RAILX

Class Y Shares – RAYLX

A Series of Two Roads Shared Trust (the “Trust”)

Supplement dated July 15, 2022 to the

Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2022 and as supplemented on March 1, 2022

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following notice contains important information regarding the reorganization of the Conductor Global Equity Value Fund (the “Fund”) into an exchange-traded fund, the Conductor Global Equity Value ETF (the “ETF”) (the “Reorganization”).

Shareholders of Class A, Class C and Class I shares of the Fund will have their shares converted into Class Y shares of the Fund effective on July 25, 2022. This conversion is not expected to result in taxable gain or loss for shareholders, although each shareholder should consult with his or her own tax advisor.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Fund (Class Y shares) will be July 28, 2022. If you would like to redeem your Fund shares prior to the closing of the Reorganization, redemption orders must be placed by the close of business on July 29, 2022. The Fund has agreed to waive redemption fees until the Reorganization is complete and the Fund ceases operations. The redemption of shares will generally be considered a taxable event.

After the close of business on July 29, 2022, the Conductor Global Equity Value Fund will reorganize into an exchange-traded fund, the Conductor Global Equity Value ETF (the “ETF”) (the “Reorganization”). Shares of the ETF will commence trading on the New York Stock Exchange under the symbol CGV on August 1, 2022.

An Information Statement/Prospectus that contains important information about the Reorganization and the ETF was mailed on or about July 7, 2022 to shareholders of record of the Fund as of June 27, 2022. The Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Information Statement/Prospectus are available upon request and without charge by calling toll-free at 1-844-GO-RAILX (1-844-467-2459) or by visiting the Fund’s website at www.conductorfunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Fund’s Prospectus and SAI each dated March 1, 2022 and as supplemented on March 1, 2022, provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI, which have each been filed with the U.S Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).